UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

SPORTS ENTERTAINMENT ENTERPRISES, INC.

(Exact name of registrant as specified in charter)

Colorado	0-17436	84-1034868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 838-3100

6730 Las Vegas Blvd. South
Las Vegas, Nevada    89119

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT NO. 1 ON FORM 8-K/A

SPORTS ENTERTAINMENT ENTERPRISES, INC.

February 11, 2005

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K, dated February 7, 2005, of Sports Entertainment Enterprises, Inc., Colorado corporation (the “Company”), filed with the U.S. Securities and Exchange Commission on February 8, 2005.

Item 9.01 Financial Statements and Exhibits:

(c) Exhibits

Exhibit No.	Description
3.2	Form of Amended and Restated By-Laws.
4.1	Attachment to the Articles of Amendment of the Company relating to Series A Convertible Redeemable Preferred Stock, filed with the Colorado Secretary of State on February 7, 2005.
4.2	Attachment to the Articles of Amendment of the Company relating to Series B Convertible Preferred Stock, filed with the Colorado Secretary of State on February 7, 2005.
4.3	Attachment to the Articles of Amendment of the Company relating to Series C Convertible Preferred Stock, filed with the Colorado Secretary of State on February 7, 2005.
4.4	Registration Rights Agreement, dated February 7, 2005 between the Company and The Huff Alternative Fund, L.P.
4.5	Registration Rights Agreement, dated February 7, 2005 between the Company and The Promenade Trust.
4.6	Form of Common Stock Purchase Warrant, dated as of February 7, 2005, to purchase shares of common stock of the Company.
4.7	Form of Bear, Stearns & Co. Inc. Note.
4.8	Form of Promissory Term Note made on February 7, 2005, payable to Priscilla Presley.
10.1	Contribution and Exchange Agreement dated as of December 15, 2004 between the Company, The Promenade Trust and RFX Acquisition LLC.
10.2	Amendment to the Contribution and Exchange Agreement dated as of February 7, 2005 between the Company, The Promenade Trust and RFX Acquisition LLC.
10.3	Purchase Agreement, dated as of December 15, 2004, by and among the Company, Ronald S. Boreta, Vaso Boreta, John Boreta, Boreta Enterprises Ltd., ASI Group LLC and RFX Acquisition LLC.
10.4	Amendment to Purchase Agreement, dated as of February 7, 2005, by and among the Company, Ronald S. Boreta, Vaso Boreta, John Boreta, Boreta Enterprises Ltd., ASI Group LLC and RFX Acquisition LLC.
10.5	Stock Purchase Agreement, dated as of December 15, 2004, by and among Ronald S. Boreta, Vaso Boreta, John Boreta, Boreta Enterprises Ltd., ASI Group LLC and RFX Acquisition LLC.
10.6	Amendment to Stock Purchase Agreement, dated as of February 7, 2005, by and among Ronald S. Boreta, Vaso Boreta, John Boreta, Boreta Enterprises Ltd., ASI Group LLC and RFX Acquisition LLC.
10.7	Stock Purchase Agreement dated as of February 7, 2005, by and between the Company and The Huff Alternative Fund, L.P. and affiliates.

10.8	Stock Pledge Agreement, dated as of February 7, 2005, by and among RFX Acquisition LLC, Ronald S. Boreta, John Boreta and Boreta Enterprises, Ltd.
10.9

Lease, dated as of February 7, 2005, between Gary A. Hovey and Barry J. Siegel, as Trustees of The Promenade Trust, as Landlord, and Elvis Presley Enterprises, Inc., as Tenant with respect to the Graceland property.

10.10	Elvis Presley Enterprises, Inc. Shareholders Agreement, dated as of February 7, 2005.
10.11	Amended and Restated Operating Agreement of Elvis Presley Enterprises, LLC, dated as of February 7, 2005.
10.12

Bridge Loan Credit Agreement dated as of February 7, 2005 among the Company, EPE Holding Corporation, the several banks and other financial institutions or entities from time to time parties to the agreement, as Lenders, Bear, Stearns & Co., Inc., as sole lead arranger, and Bear Stearns Corporate Lending Inc., as administrative agent.

14.1	Code of Ethics.
99.1

The Presley Business Combined Statements of Net Assets to be Sold and Related Combined Statements of Operations and Royalty Income and Net Assets and of Cash Flows as of September 30, 2004, December 31, 2003 and 2002 and for the Nine Months Ended September 30, 2004 and for Each of the Three Years Ended December 31, 2003.*

99.2	Unaudited Pro Forma Condensed Combined Financial Statements.*

*  Filed as an exhibit to the Company’s Current Report on Form 8-K filed on February 8, 2005 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTS ENTERTAINMENT ENTERPRISES, INC.
Dated: February 11, 2005

	By:	/s/ Robert F.X. Sillerman
Robert F.X. Sillerman
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.2	Form of Amended and Restated By-Laws.
4.1	Attachment to the Articles of Amendment of the Company relating to Series A Convertible Redeemable Preferred Stock, filed with the Colorado Secretary of State on February 7, 2005.
4.2	Attachment to the Articles of Amendment of the Company relating to Series B Convertible Preferred Stock, filed with the Colorado Secretary of State on February 7, 2005.
4.3	Attachment to the Articles of Amendment of the Company relating to Series C Convertible Preferred Stock, filed with the Colorado Secretary of State on February 7, 2005.
4.4	Registration Rights Agreement, dated February 7, 2005 between the Company and The Huff Alternative Fund, L.P.
4.5	Registration Rights Agreement, dated February 7, 2005 between the Company and The Promenade Trust.
4.6	Form of Common Stock Purchase Warrant, dated as of February 7, 2005, to purchase shares of common stock of the Company.
4.7	Form of Bear, Stearns & Co. Inc. Note.
4.8	Form of Promissory Term Note made on February 7, 2005, payable to Priscilla Presley.
10.1	Contribution and Exchange Agreement dated as of December 15, 2004 between the Company, The Promenade Trust and RFX Acquisition LLC.
10.2	Amendment to the Contribution and Exchange Agreement dated as of February 7, 2005 between the Company, The Promenade Trust and RFX Acquisition LLC.
10.3	Purchase Agreement, dated as of December 15, 2004, by and among the Company, Ronald S. Boreta, Vaso Boreta, John Boreta, Boreta Enterprises Ltd., ASI Group LLC and RFX Acquisition LLC.
10.4	Amendment to Purchase Agreement, dated as of February 7, 2005, by and among the Company, Ronald S. Boreta, Vaso Boreta, John Boreta, Boreta Enterprises Ltd., ASI Group LLC and RFX Acquisition LLC.
10.5	Stock Purchase Agreement, dated as of December 15, 2004, by and among Ronald S. Boreta, Vaso Boreta, John Boreta, Boreta Enterprises Ltd., ASI Group LLC and RFX Acquisition LLC.
10.6	Amendment to Stock Purchase Agreement, dated as of February 7, 2005, by and among Ronald S. Boreta, Vaso Boreta, John Boreta, Boreta Enterprises Ltd., ASI Group LLC and RFX Acquisition LLC.
10.7	Stock Purchase Agreement dated as of February 7, 2005, by and between the Company and The Huff Alternative Fund, L.P. and affiliates.
10.8	Stock Pledge Agreement, dated as of February 7, 2005, by and among RFX Acquisition LLC, Ronald S. Boreta, John Boreta and Boreta Enterprises, Ltd.
10.9

Lease, dated as of February 7, 2005, between Gary A. Hovey and Barry J. Siegel, as Trustees of The Promenade Trust, as Landlord, and Elvis Presley Enterprises, Inc., as Tenant with respect to the Graceland property.

10.10	Elvis Presley Enterprises, Inc. Shareholders Agreement, dated as of February 7, 2005.
10.11	Amended and Restated Operating Agreement of Elvis Presley Enterprises, LLC, dated as of February 7, 2005.
10.12

Bridge Loan Credit Agreement dated as of February 7, 2005 among the Company, EPE Holding Corporation, the several banks and other financial institutions or entities from time to time parties to the agreement, as Lenders, Bear, Stearns & Co., Inc., as sole lead arranger, and Bear Stearns Corporate Lending Inc., as administrative agent.

14.1	Code of Ethics.